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                                                                 EXHIBIT 10.27

                               VOTING AGREEMENT

                         Dated as of February 6, 1998


         The parties to this agreement are T/SF Communications Corporation, a Delaware corporation ("T/SF") and eight wholly-owned subsidiaries (collectively, the "Subsidiaries") of T/SF, namely Atwood Convention Publishing Inc., a Missouri corporation, GEM Communications, Inc., an Oklahoma corporation, Galaxy Registration, Inc., a Maryland corporation, Galaxy Design and Printing Inc., a Maryland corporation, Expo Magazine, Inc., a Kansas corporation, Casino Publishing Company, a Minnesota corporation, T/SF of Nevada, Inc., a Nevada corporation, and T/SF Europe, Inc., an Oklahoma corporation.

         T/SF and each of the Subsidiaries are members (the "Members") of T/SF Holdings, LLC, a Delaware limited liability company ("Holdings"), pursuant to the Amended and Restated Limited Liability Company Agreement (the "Agreement") of Holdings. Pursuant to the Agreement, the Members elect the board of managers of Holdings. The parties wish to provide that the Members shall vote to elect managers of Holdings as determined by T/SF.

         It is therefore agreed as follows:

 1. Voting. T/SF and each of the Subsidiaries agree to vote as Members of Holdings for the election of the board of managers of Holdings, as determined by T/SF. To effect this voting agreement, each of the Subsidiaries is executing and delivering to T/SF an irrevocable proxy in the form of Exhibit A.

 2. Term. This agreement shall remain in effect for the duration of Holdings pursuant to section 7 of the Agreement.

 3. Applicable Law. This agreement shall be governed by and construed in accordance with the law of the State of Delaware applicable to contracts made and to be performed in Delaware.

 4. Enforcement. The parties recognize that irreparable damage will result in the event that this agreement shall not be specifically enforced, and they accordingly agree that the provisions hereof shall be enforceable by a decree of specific performance, without any bond or other security being required.

 5. Entire Agreement; Modification. This agreement contains the entire agreement of the parties with respect to its subject matter and no change or modification may be made orally.


T/SF COMMUNICATION CORPORATION


By:____________________________________


ATWOOD CONVENTION PUBLISHING INC.


By:____________________________________


GEM COMMUNICATIONS, INC.


By:____________________________________


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GALAXY REGISTRATION, INC.


By:____________________________________


GALAXY DESIGN AND PRINTING INC.


By:____________________________________


EXPO MAGAZINE, INC.


By:____________________________________



CASINO PUBLISHING COMPANY


By:____________________________________


T/SF OF NEVADA, INC.


By:____________________________________


T/SF EUROPE, INC.


By:____________________________________